Exhibit (a)(49)
AMENDMENT NO. 48
TO THE
DECLARATION OF TRUST
OF
GOLDMAN SACHS TRUST
     This AMENDMENT NO. 48 to the AGREEMENT AND DECLARATION OF TRUST (the “Declaration”) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the “Trust”) is made by the Trustees named below as of December 13, 2007:
          WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;
          WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;
          WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;
     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:
The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 89 Series: Goldman Sachs All Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Taxable Satellite Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Structured U.S. Equity Flex Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Tennessee Municipal Fund, Goldman Sachs California AMT-Free Municipal Fund, Goldman Sachs New York AMT-Free Municipal Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Currency Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund,

Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund (the “Existing Series”). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:	Goldman Sachs All Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Taxable Satellite Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Structured U.S. Equity Flex Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Tennessee Municipal Fund, Goldman Sachs California AMT-Free Municipal Fund, Goldman Sachs New York AMT-Free Municipal Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Currency Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund,

Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Class B Shares:	Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Class C Shares:	Goldman Sachs All Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Taxable Satellite Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Structured U.S. Equity Flex Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Tennessee Municipal Fund, Goldman Sachs California AMT-Free Municipal Fund, Goldman Sachs New York AMT-Free Municipal Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Currency Fund, Goldman Sachs Global Income

Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:	Goldman Sachs All Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Taxable Satellite Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Structured U.S. Equity Flex Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Tennessee Municipal Fund, Goldman Sachs California AMT-Free Municipal Fund, Goldman Sachs New York AMT-Free Municipal Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Currency Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund,

Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Service Shares:	Goldman Sachs Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Core Plus Fixed Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets- Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Administration Shares:	Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Treasury Obligations

Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Enhanced Income Fund.

Preferred Administration Shares:	Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Cash Management Shares:	Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Federal Portfolio.

Select Shares:	Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Capital Shares:	Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Separate Account Institutional Shares:	Goldman Sachs U.S. Mortgages Fund and Goldman Sachs Investment Grade Credit Fund

R Shares:	Goldman Sachs All Cap Growth Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured U.S. Equity Flex Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman

Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Institutional Liquid Assets-Prime Obligations Portfolio and Goldman Sachs Absolute Return Tracker Fund.

IR Shares:	Goldman Sachs All Cap Growth Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured U.S. Equity Flex Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Institutional Liquid Assets-Prime Obligations Portfolio and Goldman Sachs Absolute Return Tracker Fund.

Ashok N. Bakhru	Richard P. Strubel
as Trustee and not individually	as Trustee and not individually

John P. Coblentz, Jr.	Alan A. Shuch
as Trustee and not individually	as Trustee and not individually

Patrick T. Harker	Jessica Palmer
as Trustee and not individually	as Trustee and not individually

Diana Daniels	James McNamara
as Trustee and not individually	as Trustee and not individually